United States
Securities And Exchange Commission
Washington, DC 20549

______________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 31, 2011

EasyLink Services International Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 31, 2011, EasyLink Services International Corporation (the “Company”) amended the Revolving Credit and Term Loan Agreement (the “Credit Agreement”), dated as of October 21, 2010, by and among the Company, as borrower, certain of the Company’s subsidiaries (the “Subsidiary Guarantors”), the lenders from time to time party thereto (collectively, the “Lenders”), and SunTrust Bank, in its capacities as Administrative Agent (in such capacity, the “Agent”), Swingline Lender and Issuing Bank, pursuant to an Amendment No. 2 to Loan Documents (the “Amendment”) entered into by and among the Company, the Subsidiary Guarantors, the Lenders and SunTrust Bank.

Pursuant to the Credit Agreement, after the end of each fiscal year (commencing with the fiscal year ended July 31, 2011) the Company is required to prepay obligations outstanding under the Credit Agreement in an amount equal to a percentage of the Company’s “Excess Cash Flow” (as defined in the Credit Agreement) for such prior fiscal year, with such percentage determined based on the Company’s “Leverage Ratio” (as defined in the Credit Agreement) as of the end of such fiscal year.  The Amendment modified the definition of “Excess Cash Flow” under the Credit Agreement to exclude certain cash payments and expenditures and changes in “Consolidated Net Operating Working Capital” (as defined in the Credit Agreement) from the calculation of Excess Cash Flow.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the form of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Form of Amendment No. 2 to Loan Documents, dated as of July 31, 2011, by and among EasyLink Services International Corporation, as borrower, its subsidiaries signatory thereto, the lenders from time to time party thereto, and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  August 4, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1
Form of Amendment No. 2 to Loan Documents, dated as of July 31, 2011, by and among EasyLink Services International Corporation, as borrower, its subsidiaries signatory thereto, the lenders from time to time party thereto, and SunTrust Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank.